  Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Elie Saltoun, the Chief Executive Officer and Chief Financial Officer of LEXICON UNITED. INC. (the "Company"), DOES HEREBY CERTIFY that:

1. The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, the undersigned has executed this statement this 14th day of April 2008.

/s/ Elie Saltoun
Elie Saltoun
Principal Executive Officer and
Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Lexicon United, Inc. and will be retained by Lexicon United, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.